COMPLETE SETTLEMENT AGREEMENT AND GENERAL RELEASE

READ IT CAREFULLY
           NOTICE TO DAVID E. SPARKS:
   This is a very important legal document, and you should carefully review and understand the terms and effect of this document before signing it. By signing this Complete Settlement Agreement and General Release ("Agreement"), you are agreeing to completely release the Harleysville National Corporation (Corporation) and Harleysville National Bank and Trust Company (Bank) and others from all liability to you. Therefore, you should consult with an attorney before signing the Agreement. You have twenty-one (21) days from the date of the distribution of this document to consider the Agreement. If you choose to sign the Agreement, you will have an additional seven (7) days following the date of your signature to revoke the Agreement, and the Agreement shall not become effective or enforceable until the revocation period has expired.

This is a Complete Settlement Agreement and General Release ("Agreement") by and between DAVID E. SPARKS and his heirs, administrators, beneficiaries, and assigns (individually and collectively "Sparks") and the Harleysville National Corporation (“Corporation”) and Harleysville National Bank and Trust Company (“Bank”). The parties, intending to be legally bound, agree as follows:

1.  Termination of Employment; Payments to Sparks; Modification of Employment Agreement.

    a.  Sparks hereby voluntarily resigns his employment with the Corporation and the Bank as of June 21, 2004. For purposes of the Employment Agreement between the parties executed on or about October 15, 2003 (“Employment Agreement”) Sparks shall be deemed to have resigned without good reason.

    b.  Bank shall pay Sparks’ Annual Base Salary (pro rata) as defined by Section 4(a) of the Employment Agreement earned through and including June 21, 2004. No other compensation is due Sparks pursuant to the Employment Agreement, and all of Sparks’ rights under the Employment Agreement shall cease as of the effective date of this Agreement, except (i) for the Executive’s right to receive from the Trustee all of the corpus of the “Trust Agreement Pursuant to David E. Sparks Employment Agreement” dated April 30, 2004 made pursuant to the Employment Agreement, which is to be paid in accordance with its terms and (ii) for the right to exercise such options exercisable on or before June 21, 2004 according to the terms and conditions of such options.

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    c.  Bank will continue the medical and dental insurance premiums through June 30, 2004. After June 30, 2004, Sparks will be responsible for the premiums under COBRA.

    d.  In the event that the Bank or the Corporation breach any of its obligations under paragraph 1 b. - c. above, Sparks agrees that his sole remedy shall be an action to recover the amounts set forth in those paragraphs, and any recovery shall be limited to those amounts. Sparks further agrees that in any and/or all such circumstances, all of his obligations and releases under this Agreement will remain in full force and effect.

    e.  In further mutual consideration Sparks, Corporation and Bank agree to amend Section 7 of the Employment Agreement to read in its entirety as provided in Attachment 1 to this Agreement. Such amendment shall become effective upon the effective date of this Agreement. Sections 7, 8, 9 and 10 of the Employment Agreement shall survive the termination of the employment relationship according to their terms.

2.  Costs, Including Attorneys' Fees.  Sparks understands and agrees that the Corporation and the Bank shall not be liable to Sparks and/or any present or former attorney for any costs, expenses, or attorneys' fees of any kind or amount except those incurred and agreed to previously in connection with the sale of Millennium Bank. Furthermore, Sparks expressly agrees that he is not to be considered to be the "prevailing" or "successful" party within the meaning of any statute, rule, or other law.

3.  Release by Sparks.  In exchange for the consideration set forth in this Agreement and intending to be legally bound, Sparks, and all other persons or entities claiming with, by, or through him, hereby releases and forever discharges Corporation and Bank, their respective predecessors, successors, affiliates, subsidiaries, parents, partners and all of their present and past shareholders, directors, officers, agents, employees and attorneys, and all other persons or entities in their capacity as such, who could be said to be jointly or severally liable with them, (individually and collectively "the Releasees") from any and all liabilities, claims, actions, causes of action or suits presently asserted or not asserted, accrued or unaccrued, known or unknown, that Sparks had, now has, or may have or could claim

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to have against them, from the beginning of time to the date of execution of this Agreement, including, but not limited to all claims and rights in any way arising from or based upon Sparks' employment with the Corporation or the Bank, or which relate in any way to the termination of Sparks' employment with the Corporation or the Bank, and also including any claims under the federal Age Discrimination in Employment Act, the federal Older Workers Benefit Protection Act, Title VII of Civil Rights Act of 1964, the Americans with Disabilities Act, the Pennsylvania Human Relations Act and any other statute or law.

4.  No Admission of Wrongdoing.  Sparks agrees that this Agreement is not to be construed as a finding or admission of wrongdoing or liability or illegal or unethical conduct by any party. Nothing in this Agreement shall constitute precedent or evidence in any investigation, proceeding, or trial, with the exception that this Agreement shall be admissible evidence in any proceeding to enforce its terms or secure a remedy for breach of its terms.

5.  Application for Employment.  Sparks agrees that he will not seek employment from the Bank or the Corporation, and he hereby releases the Bank and the Corporation from any and all liability on account of any denial by them of employment.

6.  Confidential Information.  Sparks agrees that he will not communicate the terms and conditions of the negotiations preceding this Agreement to any persons other than his spouse, attorneys and tax advisors.

7.  Notice of Requests for Information.

    a.  In the event that Sparks receives a subpoena, interrogatory, document request, or request for admission, notice of deposition, or other legal paper ("legal document") or other written or any oral request, that might call for disclosure of information relating to the Corporation or the Bank, Sparks shall as soon as possible and in any event no later than forty-eight (48) hours after receipt of such request, notify the Corporation and Bank and their counsel, by telephone and in writing, of such request. The notice shall include the information contained in the legal document or any other request, and shall attach a copy of such legal document, or written request. If a request for Information relating to the Corporation or the Bank is made orally, then Sparks shall, as soon as possible and in any event no later than seventy-two (72) hours after receipt of the request, notify the Corporation or the Bank and their counsel of receipt of the request and provide

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whatever information Sparks has concerning the request, including but not limited to the date, time and place the request was received, the party or parties from whom the request was received, the specific nature and substance of the request and the purpose of the request.

    b.  If Sparks receives any legal document, or other written or oral request for information relating to the Corporation or the Bank, he shall also notify the person or persons seeking disclosure of information relating to the Corporation or the Bank, and, if known, the person, persons or entity on whose behalf the request was made, that the information requested is confidential and subject to this Agreement, and that it may not be revealed.

    c.  Sparks shall provide, with the Corporation or the Bank to reimburse all properly verified and pre-approved out-of-pocket expenses, his assistance and cooperation in any efforts by the Corporation and the Bank to avoid the disclosure of information relating to the Corporation or the Bank, including, but not limited to, any attempts by the Corporation or the Bank to obtain a protective order from a Court prohibiting its disclosure. If the Corporation or the Bank are unable to obtain a protective order, Sparks will only disclose that information which he is legally required to disclose.

8.  Cooperation and Non-Disparagement. S parks and the Releasees agree that they will not disparage or make derogatory comments about each other or the Corporation’s or Bank’s present and former officers, directors, employees, agents, or attorneys, or their business practices. The parties agree that a mutually agreeable press release shall be issued to announce the separation of employment of Sparks from the Corporation and the Bank.

9.  Agreement Not to Sue.  Sparks agrees never to sue, institute, cause to institute, assist any other person or entity in instituting or permit to be instituted any legal or administrative proceeding relating to or arising out of any claim and/or cause of action released in paragraph 3 above. Sparks further agrees that if he files or causes to be filed any claim or cause of action which is found to be barred in whole or in part by this Agreement, he will pay all attorneys' fees and costs incurred by the defending party, its present and former officers, directors, employees, agents and attorneys, in defending against those barred claims.

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10.  Injunctive Relief.  Sparks agrees that any breach of the agreements and representations set forth in paragraphs 6, 7, 8, and 9 will cause the Releasees irreparable harm, that such injury cannot be remedied adequately by the recovery of monetary damages, that upon such a breach any or all of the Releasees shall be entitled, in addition to and not in lieu of any and all other remedies, to injunctive or other equitable relief without the posting of any bond or undertaking and that such injunctive and/or equitable relief will not work a hardship on him. Sparks further agrees that in any and/or all such circumstances, all of his obligations under this Agreement will remain in full force and effect.

11.  Choice of Law. This Agreement shall be governed by, construed under and enforced pursuant to the laws of the Commonwealth of Pennsylvania.

12.  Agreement Freely and Voluntarily Entered Into.  Sparks warrants and represents that he has signed this Agreement after review and consultation with legal counsel of his choice and that he understands this Agreement and signs it freely, knowingly and voluntarily, without any legal reservation and fully intending to be legally bound hereby.

13.  Complete Written Settlement. This Agreement expresses a full and complete settlement of all disputes between Sparks and the Releasees. Sparks agrees that there are absolutely no agreements or reservations relating to termination of Sparks' employment and Sparks' release of the Releasees that are not clearly expressed in writing herein. This Agreement may not be modified except in writing signed by all parties hereto. Sparks further agrees that the payments and benefits described herein are all he and/or his counsel are ever to receive, and that the execution hereof is with the full knowledge that this Agreement covers all possible claims.

14.  Binding on Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

15.  Counterparts. This Agreement may be executed in multiple counterparts, and shall be fully valid, legally binding and enforceable whether executed in a single document or in such counterparts.

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AGREED TO AND INTENDING TO BE LEGALLY BOUND HEREBY, THE PARTIES BELOW HAVE EXECUTED THIS COMPLETE SETTLEMENT
AGREEMENT AND GENERAL RELEASE.

ATTEST:                   HARLEYSVILLE NATIONAL CORPORATION

/s/ JoAnn M. Bynon               /s/ Walter E. Daller

ATTEST:                   HARLEYSVILLE NATIONAL BANK AND TRUST COMPANY

/s/ JoAnn M. Bynon               /s/ Demetra M. Takes

WITNESS:                   EXECUTIVE

/s/ JoAnn M. Bynon             /s/ DAVID E. SPARKS

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ATTACHMENT 1; SUBSTITUTED SECTION 7 TO EMPLOYMENT AGREEMENT

7.   Covenant Not to Compete.

    (a)   Executive hereby acknowledges and recognizes the highly competitive nature of the business of HNC and HNB, and accordingly, agrees that, during and for the applicable period set forth in Section 7(c) hereof, Executive shall not, except as otherwise permitted in writing by the Board of Directors for HNC:

        (i)   be engaged, directly or indirectly, either for his own account or as agent, consultant, employee, partner, officer, director, proprietor, investor (except as a passive investor owning less than five percent (5%) of the equity or holding less than five percent (5%) of a debt instrument in an entity) or otherwise by any person, firm, corporation or enterprise engaged in the banking (including financial, bank or thrift holding company), brokerage, trust or fiduciary activities, money management, asset management, wealth management or mutual fund management at any time during the Employment Period, or on the effective date of termination of the Executive’s employment. On the Effective Date, at anytime during the Employment Period, or on the Effective Date of the Executive’s termination, Executive shall not engage in any of the aforementioned activities in the Commonwealth of Pennsylvania counties of Berks, Bucks, Lancaster, Lehigh, Montgomery, Northampton, (“Non-Competition Area”), provided, however that the Executive may be engaged, as described in this subparagraph (i), in banking, brokerage, trust or fiduciary activities, money management, asset management, wealth management or mutual fund management with an entity whose principal place of business and 85% or more of their offices are outside of the Non-Competition Area, and that has only 1[one] office in the Non-Competition Area; or

        (ii)   provide financial (except as a passive investor owning less than five percent (5%) of the equity or holding less than five percent (5%) of a debt instrument in an entity) or other assistance to any person, firm, corporation, or enterprise engaged in banking (including financial, bank or thrift holding company), brokerage, trust or fiduciary activities money management, asset management, wealth management or mutual fund management at any time during the Employment Period, or on the effective date of termination of the Executive’s employment, in the Non-Competition Area subject to the proviso contained in the final nine lines of paragraph (i); or

      (iii)    directly or indirectly contact, solicit induce or do business as a result of such direct or indirect contact solicitation or inducement, with any person, corporation or other entity who or which as of the effective date or during employment period was or is a customer or referral source of the offices acquired from Millennium Bank, to become a customer or referral source for any person or entity other than HNC, HNB or their subsidiaries or affiliates, on the Effective Date; at any time during the Employment Period; or on the effective date of termination of the Executive’s employment; or

      (iv)   knowingly directly or indirectly contact, solicit or induce any person, corporation or other entity who which as of the effective date or during employment period is a customer or referral source of HNC, HNB or any of their subsidiaries or affiliates to become a customer or referral source for any person or entity other than HNC, HNB or their subsidiaries or affiliates, on the Effective Date; at any time during the Employment Period; or on the effective date of termination of the Executive’s employment; or

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      (v)    directly or indirectly solicit, induce or encourage any employee of HNC, HNB or any of their subsidiaries or affiliates, who is employed on the Effective Date; at any time during the Employment Period; or on the effective date of termination of the Executive’s employment, to leave the employ of HNC, HNB or any of their subsidiaries or affiliates, or to seek, obtain or accept employment with any person other than HNC, HNB or any of their subsidiaries or affiliates.

    (b)   It is expressly understood and agreed that, although Executive, HNC, and HNB consider the restrictions contained in Sections 7(a) (i), (ii), (iii), (iv) and (v) of this Agreement to be reasonable for the purpose of preserving for HNC and HNB and their subsidiaries and affiliates, their good will and other proprietary rights, if a final judicial determination is made by a court having jurisdiction that the time or territory or any other restriction contained in Sections 7(a) (i), (ii), (iii), (iv) and (v) of this Agreement is an unreasonable or otherwise unenforceable restriction against Executive, the provisions of Sections 7(a) (i), (ii), (iii), (iv) and (v) shall not be rendered void, but shall be deemed amended to apply as to such maximum time and territory and to such other extent as such court may judicially determine or indicate to be reasonable.

    (c)   The provisions of this Section 7 shall be applicable commencing on the Effective Date and ending December 21, 2005.